Filed Pursuant to Rule 433
                                                    Registration No.: 333-132249


                    Banc of America Securities
                                              [LOGO](TM)


      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Mortgage 2006-1 Trust
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

Bank of America (R)
                   [LOGO](SM)


April 10, 2006



The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The information contained in this free writing prospectus should be read in conjunction with the information contained in the Depositor's most recent base prospectus and the information provided by Banc of America Securities LLC (the "Underwriter"). The Depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus dated March 27, 2006 attached to the prospectus supplement dated March 27, 2006 relating to the Banc of America Alternative Loan Trust 2006-3 Mortgage Pass-Through Certificates, Series 2006-3 filed with the SEC under Rule 424(b)(5) of the Securities Act (SEC File No. 333-132249-01). You should carefully read this free writing prospectus and the base prospectus, as well as the information provided by the Underwriter, before you make any investment decision. Capitalized terms that are used but not defined in this free writing prospectus have the meaning given to those terms in the base prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                       Banc of America Mortgage 2006-1 Trust

                                   Mortgage Pass-Through Certificates, Series
                                   2006-1

Issuing Entity:                    Banc of America Mortgage 2006-1 Trust

Depositor:                         Banc of America Mortgage Securities, Inc.

Underwriter:                       Banc of America Securities LLC

Sponsor and Servicer:              Bank of America, National Association

Trustee:                           Wells Fargo Bank, N.A.

Rating Agencies:                   Two of Standard & Poor's, Moody's and/or
                                   Fitch Ratings will rate the offered Senior
                                   Certificates. At least one of the above
                                   Rating Agencies will rate the offered
                                   Subordinate Certificates.

Senior Certificates:               The Senior Certificates will consist of three
                                   or more classes of certificates, one of which will be the residual certificate and at least one of which will be ratio strip certificates. One or more classes of certificates may be comprised of two or more components. The components of a class are not severable. The Senior Certificates (or in the case of a class of Senior Certificates comprised of components, the components) may be divided into two or more groups in which case each group will have a corresponding group of Subordinate Certificates which may or may not be shared with one or more other groups of Senior Certificates.

Senior Non-PO Certificates:        The Senior Certificates (other than any Ratio
                                   Strip Certificates or components thereof).

Subordinate Certificates:          If the Senior Certificates are divided into
                                   multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there is only one group of Subordinate
                                   Certificates, the Subordinate Certificates will support all of the Senior Certificates.
                                   If there are multiple groups of Subordinate
                                   Certificates, each group will support one or more groups of Senior Certificates. Each class of Subordinate Certificates is also subordinated to each class of Subordinate
                                   Certificates within its group, if any, with a lower number.

Offered Certificates:              Senior Certificates and Subordinate
                                   Certificates rated BBB- or Baa3 or better

Expected Closing Date:             April 27, 2006

Expected Investor Closing Date:    April 28, 2006

Distribution Date:                 25th of each month, or the next succeeding
                                   business day (First Distribution Date: May
                                   25, 2006)

Cut-off Date:                      April 1, 2006.

Determination Date:                For any Distribution Date, the 16th day of
                                   the month in which the Distribution Date
                                   occurs or, if that day is not a business day,
                                   the immediately preceding business day.
--------------------------------------------------------------------------------


                                                                               3


The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                             Preliminary Summary of Terms

Record Date:                       For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

Day Count:                         30/360

Clearing:                          DTC, Clearstream and Euroclear.

                                      Original Certificate        Minimum Denominations              Incremental
Denominations:                                Form                                                  Denominations

Senior Certificates (other than            Book Entry                     $1,000                         $1
any Principal Only Certificates,
Interest Only Certificates and
Special Retail Certificates)

Interest Only Certificates                 Book Entry              $1,000,000 (notional               $1 or N/A
                                                                amount) or size of class,
                                                                 if less than $1,000,000


Special Retail Certificates                Book Entry                    $1,000                        $1,000

Principal Only Certificates and            Book Entry                    $25,000                         $1
Subordinate Certificates

SMMEA Eligibility:                 The Senior Certificates and the most senior class or classes of Subordinate
                                   Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


---------------------------------------------------------------------------------------------------------------------


                                                                               4


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

ERISA Eligibility:                 A fiduciary or other person acting on behalf
                                   of any employee benefit plan or arrangement, including an individual retirement account , subject to the Employee Retirement Income
                                   Security Act of 1974, as amended ("ERISA"), the Code or any federal, state or local law
                                   ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered
                                   Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

                                   The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                                   The Exemption may cover the acquisition and holding of the Offered Certificates by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

                                   If there are Mortgage Loans with
                                   loan-to-value ratios in excess of 100% in the Mortgage Pool or in a loan group within the Mortgage Pool, the Exemption will not cover the acquisition and holding of the related offered Super Senior Support or Subordinate Certificates.

                                   Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTE 83-1 and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                                                               5


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Tax Structure:                     For federal income tax purposes, the Trust
                                   will be treated as one or more "real estate mortgage investment conduits" (each, a
                                   "REMIC").

                                   o     The Offered Certificates (other than
                                         the residual certificate) and the
                                         Subordinate Certificates will
                                         constitute "regular interests" in a
                                         REMIC and will be treated as
                                         newly-originated debt instruments for
                                         most federal income tax purposes.

                                   o     Generally, for a class of component
                                         certificates, each component, rather
                                         than the class itself, will constitute
                                         a regular interest in a REMIC.

                                   o The residual certificate will represent the sole "residual interest" in each REMIC.

                                   You must report income received on your
                                   Offered Certificates as it accrues from
                                   Distribution Date to Distribution Date, even if it is before such income is distributed in cash to you.

                                   Certain classes of Offered Certificates may be issued with "original issue discount." If your class of Offered Certificates is issued with original issue discount, you must report original issue discount income over the life of your Certificate, often well before such income is distributed in cash to you.

                                   If you hold an Offered Certificate that has the benefit of a yield maintenance agreement and is entitled to certain payments from a reserve account, you will be treated as owning two assets, a REMIC regular interest and the right to receive payments from the reserve fund and will be required to account separately for each of these assets for federal income tax purposes.


                                                                               6


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Optional Termination Date:         On any Distribution Date on which the
                                   aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the initial aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage
                                   Loans, which would effect an early retirement of the Certificates.

                                   If the Mortgage Loans are divided into
                                   multiple loan groups with more than one set of Subordinate Certificates, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans in one or some of the loan groups, which would effect an early retirement of only the related Certificates.

The Pooling Agreement:             The Certificates will be issued pursuant to a
                                   Pooling and Servicing Agreement (the "Pooling
                                   Agreement") to be dated the Closing Date, among the Depositor, the Servicer and the Trustee.

The Mortgage Pool:                 The "Mortgage Pool" will consist of fixed
                                   rate, conventional, fully-amortizing mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. All of the Mortgage Loans were originated or acquired by Bank of America, National Association, which is an affiliate of the Depositor and Banc of America
                                   Securities LLC.

                                   The Mortgage Pool may be divided into
                                   multiple loan groups.

The Mortgage Loans:                The Mortgage Loans consist of fixed rate,
                                   conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. If indicated in the Collateral
                                   Summary at the end of this Free Writing
                                   Prospectus, certain of the Mortgage Loans may be subject to prepayment premiums.
                                   Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. See the Collateral Summary at the end of this Free
                                   Writing Prospectus for more information about the Mortgage Loans.


                                                                               7


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Yield Maintenance Agreements:      The Trustee on behalf of the Trust may enter
                                   into one or more yield maintenance agreements
                                   (each, a "Yield Maintenance Agreement") with one or more counterparties (each, a "Counterparty") for the benefit of one or more classes. With respect to each Yield
                                   Maintenance Agreement for any Distribution
                                   Date (other than the initial Distribution
                                   Date) if LIBOR, as calculated for the
                                   Interest Accrual Period related to such
                                   Distribution Date, exceeds a designated
                                   strike percentage, the Counterparty will be obligated to pay to the Trustee, for deposit into the related Reserve Fund, an amount equal to the product of (a) the amount by which (i) the lesser of LIBOR and a designated maximum percentage exceeds (ii) the designated strike percentage, (b) the lesser of the applicable Class Balance(s) and related notional amount as set forth for such Distribution Date in the related Yield
                                   Maintenance Agreement and (c) one-twelfth.

                                   Pursuant to the Pooling Agreement, the
                                   Trustee will establish a separate trust
                                   account (the "Reserve Fund") for deposit of any payments that it may receive under a Yield Maintenance Agreement. Each Reserve Fund is part of the trust fund but will not be an asset of any REMIC.

                                   Amounts on deposit in a Reserve Fund will be used to make certain payments on a specified Class or Classes of Certificates that have the benefit of a Yield Maintenance Agreement.

Compensating Interest:             Pursuant to the Pooling Agreement, the
                                   aggregate Servicing Fee payable to the
                                   Servicer for any month will be reduced (but not below zero) by an amount equal to the lesser of (i) the aggregate of the Prepayment
                                   Interest Shortfalls for such Distribution
                                   Date and (ii) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the due date in the month preceding the month of such Distribution Date (such amount, the
                                   "Compensating Interest").

                                   If a group of Subordinate Certificates
                                   supports multiple groups of Senior
                                   Certificates, Compensating Interest will be determined on an aggregate basis with respect to all related loan groups. If a group of Subordinate Certificates supports one group of Senior Certificates, Compensating Interest will be determined for the related loan group.

Advances:                          Subject to the certain limitations, the
                                   Servicer will be required pursuant to the
                                   Pooling Agreement to advance (any such
                                   advance, an "Advance") prior to each
                                   Distribution Date an amount equal to the
                                   aggregate of payments of principal and
                                   interest (net of the Servicing Fee) which
                                   were due on the related due date on the
                                   Mortgage Loans and which were delinquent on
                                   the related Determination Date. Advances made
                                   by the Servicer will be made from its own
                                   funds or funds available for future
                                   distribution. The obligation to make an
                                   Advance with respect to any Mortgage Loan
                                   will continue until the ultimate disposition
                                   of the REO Property or Mortgaged Property
                                   relating to such Mortgage Loan.
--------------------------------------------------------------------------------


                                                                               8


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Interest Accrual:

                                   Interest will accrue on the Certificates during each one-month period (i) ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period") or (ii) commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which each Distribution Date occurs (each, a "LIBOR Based Interest Accrual Period" or "No Delay Interest Accrual Period" and together with a Regular Interest Accrual Period, an "Interest Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on April 1, 2006 and any initial LIBOR Based Interest Accrual Period or No Delay Interest Accrual Period will be deemed to have commenced on April 25, 2006.

                                   On each Distribution Date, to the extent of the applicable Pool Distribution Amount or Amounts, each class of interest-bearing Certificates will be entitled to receive interest (as to each such class, the "Interest Distribution Amount") with respect to the related Interest Accrual Period. The Interest Distribution Amount for any interest-bearing class of Certificates will be equal to the sum of (i) interest accrued during the related Interest Accrual Period at the applicable pass-through rate on the related Class Balance or notional amount and
                                   (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed in respect of interest on such prior Distribution Dates and not subsequently distributed.

                                   The interest entitlement described in clause
                                   (i) of the Interest Distribution Amount for each class of interest-bearing Senior Certificates and each class of Subordinate Certificates will be reduced by the amount of Net Interest Shortfalls for the related Mortgage Loans for such Distribution Date.

                                   Allocations of the interest portion of
                                   Realized Losses on the Mortgage Loans in a loan group first to the related Subordinate Certificates in reverse numerical order will result from the priority of distributions first to the related Senior Certificates and then to the classes of related Subordinate Certificates in numerical order of the applicable Pool Distribution Amount as described below under "Priority of Distributions." After the date on which the aggregate Class Balance of the related Subordinate Certificates has been reduced to zero, the interest-bearing related Senior Certificates will bear the interest portion of any Realized Losses on such Mortgage Loans pro rata based on the interest entitlement described in clause (i) of the applicable Interest Distribution Amount.

--------------------------------------------------------------------------------


                                                                               9


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distributions to the
Subordinate Certificates:          On each Distribution Date, each class of
                                   Subordinate Certificates that is entitled to receive a principal distribution will receive its pro rata share (based on the Class
                                   Balances of all the Subordinate Certificates
                                   (or the Subordinate Certificates in the same group, if there is more than one group of Subordinate Certificates) that are entitled to receive a principal distribution) of the Subordinate Principal Distribution Amount(s), to the extent that the remaining Pool
                                   Distribution Amount(s) are sufficient
                                   therefor. With respect to each class of
                                   Subordinate Certificates, if on any
                                   Distribution Date the Fractional Interest is less than the Fractional Interest for that class on the Closing Date, no classes of Subordinate Certificates in the same group, if there is more than one group of Subordinate Certificates, junior to such class will be entitled to receive a principal distribution.

                                   Distributions of principal on the Subordinate Certificates that are entitled to receive a principal distribution on a Distribution Date will be made sequentially to each class of Subordinate Certificates in the order of their numerical class designations until each such class has received its respective pro rata share for the Distribution Date. However, the Class PO Deferred Amounts will be paid to the ratio strip components or certificates from amounts otherwise payable as principal to the related Subordinate Certificates, beginning with the amounts otherwise distributable as principal to the class of related Subordinate Certificates with the highest numerical designation.

Shifting Interest Structure:       Additional credit enhancement is provided by
                                   the allocation of the applicable Non-PO
                                   Percentages of principal prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool to the related
                                   Senior Non-PO Certificates for the first five years and the disproportionately greater allocation of prepayments to such Senior
                                   Non-PO Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool will accelerate the amortization of those Senior
                                   Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior
                                   Certificates should be maintained and may be increased during the first nine years.

--------------------------------------------------------------------------------


                                                                              10


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Allocation of Losses:              On each Distribution Date, the applicable PO
                                   Percentage of any Realized Loss on a Discount
                                   Mortgage Loan will be allocated to the ratio strip certificate or ratio strip component of the related group until its Class Balance or principal balance is reduced to zero. Such allocation will be effected on each Distribution Date by reducing the Class
                                   Balance of the ratio strip certificate or principal balance of the ratio strip component of the related group if and to the extent that such balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such
                                   Distribution Date. The amount of any such Realized Loss allocated to a ratio strip certificate or ratio strip component of the related group will be treated as a "Class PO
                                   Deferred Amount." To the extent funds are available on such Distribution Date or on any future Distribution Date from amounts that would otherwise be allocable to the related
                                   Subordinate Principal Distribution Amount or
                                   Amounts, the Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group will be paid on such ratio strip certificate or ratio strip component of the related group prior to distributions of principal on the related
                                   Subordinate Certificates. Payments of the
                                   Class PO Deferred Amounts will be made from the principal payable to the related
                                   Subordinate Certificates beginning with the principal payable to the class of Subordinate
                                   Certificates with the highest numerical class designation. Any distribution in respect of unpaid Class PO Deferred Amounts for a ratio strip certificate or ratio strip component of the related group will not further reduce the principal balance of such ratio strip certificate or ratio strip component of the related group. The Class PO Deferred Amounts will not bear interest. The Class Balance of the class of related Subordinate Certificates then outstanding with the highest numerical class designation will be reduced by the amount of any payments in respect of Class PO
                                   Deferred Amounts for the ratio strip
                                   certificate or ratio strip component of the related group. Any excess of these Class PO
                                   Deferred Amounts over the Class Balance of that class will be allocated to the next most subordinate class of related Subordinate
                                   Certificates to reduce its Class Balance and so on, as necessary.

                                   On each Distribution Date, the applicable
                                   Non-PO Percentage of any Realized Loss will be allocated first to the related Subordinate Certificates in the reverse order of their numerical class designations (beginning with the class of related Subordinate Certificates then outstanding with the highest numerical class designation), in each case until the Class Balance of such class of Certificates has been reduced to zero, and then to the Senior Non-PO Certificates or to the Senior Non-PO Certificates of the related group, if there are multiple groups of Senior Non-PO Certificates pro rata based on their respective Class Balances.

--------------------------------------------------------------------------------


                                                                              11


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Allocation of Losses
(Continued):                       Such allocation will be effected on each such
                                   Distribution Date by reducing the Class
                                   Balance of the class of related Subordinate
                                   Certificates then outstanding with the
                                   highest numerical class designation if and to the extent that the aggregate of the Class
                                   Balances of all classes of Senior Non-PO
                                   Certificates or the Senior Non-PO
                                   Certificates in a group and the related
                                   Subordinate Certificates (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) or sum of the Adjusted Pool Amounts (Non-PO Portion) for such Distribution Date.

                                   After the date on which the aggregate Class
                                   Balance of the related Subordinate
                                   Certificates has been reduced to zero, on each Distribution Date, the aggregate of the Class Balances of all classes of Senior Non-PO Certificates or all Senior Non-PO Certificates of a group then outstanding will be reduced if and to the extent that such aggregate Class Balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date. The amount of any such reduction will be allocated among the Senior Non-PO Certificates or Senior Non-PO Certificates of such group pro rata based on their respective Class Balances (or their initial Class Balances, if lower, in the case of a class of Accrual Certificates).

                                   After the date on which the aggregate Class
                                   Balance of the related Subordinate
                                   Certificates has been reduced to zero, the Class Balance of any class of Super Senior Support Certificates will be reduced not only by the principal portion of Realized Losses allocated to such class as provided in the preceding paragraph, but also by the portion allocated to the related class or classes of Super Senior Certificates.

--------------------------------------------------------------------------------


                                                                              12


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Cross-Collateralization:           If one group of Subordinate Certificates
                                   support multiple groups of Senior
                                   Certificates, on each Distribution Date prior to the date on which the aggregate Class
                                   Balance of such Subordinate Certificates has been reduced to zero but on or after the date on which the Class Balances of the Senior
                                   Non-PO Certificates of a group have been reduced to zero, amounts otherwise distributable as principal payments on such Subordinate Certificates will be paid as principal to the remaining classes of Senior
                                   Non-PO Certificates of each group supported by such Subordinate Certificates together with the Senior Principal Distribution
                                   Amount(s) in accordance with the principal payment priorities provided that on such Distribution Date (a) the Aggregate
                                   Subordinate Percentage for such Distribution
                                   Date is less than twice the initial Aggregate
                                   Subordinate Percentage or (b) the average outstanding principal balance of the Mortgage
                                   Loans (including, for this purpose, any
                                   Mortgage Loan in foreclosure, any REO
                                   Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more over the last six months as a percentage of the aggregate Class Balance of the Subordinate
                                   Certificates is greater than or equal to 50%.
                                   If the Senior Non-PO Certificates of two or more groups remain outstanding, the distributions described above will be made to such Senior Certificates of such groups, pro rata, in proportion to the aggregate Class
                                   Balance of such Senior Certificates.

                                   The "Aggregate Subordinate Percentage" for any Distribution Date will be the percentage equal to the aggregate Class Balance of the Subordinate Certificates divided by the related aggregate Pool Principal Balance (Non-PO Portion).

                                   In addition, if on any Distribution Date, after giving effect to the preceding paragraph, the aggregate Class Balance of the Senior Non-PO Certificates after giving effect to distributions to be made on such Distribution Date is greater than the Adjusted Pool Amount (Non-PO Portion) (any such group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their numerical designations, will be paid as principal to the Senior Non-PO Certificates of the Undercollateralized Group together with the Senior Principal Distribution Amount(s) in accordance with the principal payment priorities until the aggregate Class Balance of the Senior Non-PO Certificates of the Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion). If two or more groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Balance of the Senior Non-PO Certificates of each such group exceeds the related Pool Principal Balance (Non-PO Portion).

                                   The amount of any unpaid interest shortfall amounts with respect to the
                                   Undercollateralized Group (including any interest shortfall amount for such Distribution Date) will be paid to the Undercollateralized Group, including the interest only component of such group, if any, prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their numerical designations.

--------------------------------------------------------------------------------


                                                                              13


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Adjusted Pool Amount:              The "Adjusted Pool Amount" of the Mortgage
                                   Pool or a loan group in the Mortgage Pool will equal the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage
                                   Pool or a loan group in the Mortgage Pool as of the Cut-off Date minus the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loans (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses
                                   (other than debt service reductions) incurred on such Mortgage Loans from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount (PO
Portion):                          The "Adjusted Pool Amount (PO Portion)" of
                                   the Mortgage Pool or a loan group in the Mortgage Pool will equal the sum as to each Mortgage Loan in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off
                                   Date of the product of (A) the PO Percentage for such Mortgage Loan and (B) the principal balance of such Mortgage Loan as of the Cut-off Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the
                                   Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of any Realized Loss (other than a debt service reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount (Non-PO
Portion):                          The "Adjusted Pool Amount (Non-PO Portion)"
                                   of the Mortgage Pool or a loan group in the Mortgage Pool will equal the difference between the Adjusted Pool Amount of the Mortgage Pool or a loan group in the Mortgage
                                   Pool and the Adjusted Pool Amount (PO
                                   Portion) of the Mortgage Pool or a loan group in the Mortgage Pool.

Class Balance:                     The "Class Balance" of a class of
                                   Certificates at any time will equal (a) its initial Class Balance less (i) all distributions of principal made to such class, and (ii) losses allocated to such class plus (b) in the case of a class of Accrual Certificates, any amounts added to such Class Balance as a result of the application of the accrual distribution amount.

Fractional Interest:               The "Fractional Interest" with respect to any
                                   Distribution Date and each class of
                                   Subordinate Certificates will equal (i) the aggregate of the Class Balances immediately prior to such Distribution Date of all classes of Subordinate Certificates in the same group that have higher numerical class designations than such class, divided by (ii) the aggregate Pool Principal Balance (Non-PO
                                   Portion) (if there is only one group of
                                   Subordinate Certificates) or the related Pool
                                   Principal Balance (Non-PO Portion) or sum of the related Pool Principal Balance (Non-PO
                                   Portion) (if there is more than one group of Subordinate Certificates).

--------------------------------------------------------------------------------


                                                                              14


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Net Interest Shortfall:            With respect to any Distribution Date, the
                                   "Net Interest Shortfall" is equal to the sum of (i) the shortfall in interest received with respect to any Mortgage Loan as a result of a Relief Act Reduction and (ii) any Non-Supported Interest Shortfalls. Net
                                   Interest Shortfalls on any Distribution Date will be allocated pro rata among all such classes of interest-bearing Senior
                                   Certificates or if there are Crossed Groups, the interest-bearing Senior Certificates of the Crossed Groups and each class of related
                                   Subordinate Certificates, based on the amount of interest accrued on each such class of Certificates on such Distribution Date before taking into account any reduction in such amounts resulting from such Net Interest
                                   Shortfalls.

Net Mortgage Interest Rate:        The "Net Mortgage Interest Rate" of a
                                   Mortgage Loan is the excess of its mortgage interest rate over the sum of the servicing fee rate (which is 0.25%) and the trustee fee rate (which is 0.0065%).

Non-PO Percentage:                 The "Non-PO Percentage" with respect to any
                                   Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net
                                   Mortgage Interest Rate as of the Cut-off Date less than a certain rate (each such Mortgage
                                   Loan, a "Discount Mortgage Loan") will be equal to the Net Mortgage Interest Rate as of the Cut-off Date divided by such applicable rate. If there are multiple loan groups in the Mortgage Pool, this rate may be the same for each loan group or may differ for one or more loan groups. The Non-PO Percentage with respect to any Mortgage Loan in the Mortgage
                                   Pool or loan group in the Mortgage Pool with a Net Mortgage Interest Rate as of the Cut-off Date equal to or greater than the applicable rate will be 100%. The "PO
                                   Percentage" for any Discount Mortgage Loan will be equal to 100% minus the Non-PO
                                   Percentage for such Mortgage Loan.

                                   Any Mortgage Loan with a Net Mortgage
                                   Interest Rate as of the Cut-off Date greater than or equal to the applicable rate for the Mortgage Pool or the loan group in the Mortgage Pool is a "Premium Mortgage Loan."

--------------------------------------------------------------------------------


                                                                              15


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Non-PO Principal Amount:               The "Non-PO Principal Amount" for any
                                   Distribution Date and the Mortgage Pool or any loan group in the Mortgage Pool will equal the sum of the applicable Non-PO Percentage of:
                                       (a) all monthly payments of principal due
                                   on each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool on the related due date;
                                       (b) the principal portion of the purchase
                                   price (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) of each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool that was repurchased by the Depositor pursuant to the Pooling Agreement during the calendar month preceding the month of that Distribution Date;
                                       (c) amounts received with respect to such
                                   Distribution Date as a substitution
                                   adjustment amount (net of unreimbursed
                                   Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) in connection with a Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool received during the calendar month preceding the month of that Distribution Date;
                                       (d) any Liquidation Proceeds (net of
                                   unreimbursed expenses and unreimbursed
                                   Advances, if any) allocable to recoveries of principal of the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool that have not yet been liquidated received during the calendar month preceding the month of that Distribution Date;
                                       (e) with respect to each Mortgage Loan in
                                   the Mortgage Pool or loan group in the
                                   Mortgage Pool that was liquidated during the calendar month preceding the month of that Distribution Date, the amount of the Liquidation Proceeds (other than any profits retained by the Servicer in connection with the foreclosure and net of unreimbursed expenses and unreimbursed Advances, if any) allocable to principal received with respect to that Mortgage Loan; and
                                       (f) all partial and full principal
                                   prepayments on the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool by mortgagors received during the calendar month preceding the month of that Distribution Date.

                                   The amounts described in clauses (a) through
                                   (d) are referred to as "Scheduled Principal
                                   Payments." The amounts described in clauses
                                   (e) and (f) are referred to as "Unscheduled
                                   Principal Payments."


--------------------------------------------------------------------------------


                                                                              16


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Non-Supported Interest
Shortfall:                         With respect to any Distribution Date, the
                                   "Non-Supported Interest Shortfall" is the amount by which the aggregate of Prepayment
                                   Interest Shortfalls for the Mortgage Loans in the Mortgage Pool or the Mortgage Loans in any Crossed Loan Groups during the calendar month preceding the month of such Distribution Date exceeds the applicable
                                   Compensating Interest for such period.

Notional Amount:                   The "Notional Amount" of any Interest Only
                                   Certificates (or any components of an
                                   Interest Only Certificates) will be equal to either (I) the product of (i) the aggregate of the Stated Principal Balances of the Premium Mortgage Loans in the Mortgage Pool or loan group as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the these
                                   Mortgage Loans (based on the Stated Principal
                                   Balances of these Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus a specified percentage and (b) the denominator of which is equal to a specified percentage or (II) a percentage or all of the Class Balance(s) of another class or classes.

--------------------------------------------------------------------------------


                                                                              17


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:          The "Pool Distribution Amount" with respect
                                   to any Distribution Date will be determined by reference to amounts received and expenses incurred in connection with the Mortgage
                                   Loans in the Mortgage Pool or any loan group in the Mortgage Pool and will be equal to the sum of:

                                       (i) all scheduled installments of
                                   interest (net of the related Servicing Fee) and principal due on such Mortgage Loans on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof and any Compensating Interest allocable to such Mortgage Loans;

                                       (ii) all proceeds of any primary mortgage
                                   guaranty insurance policies and any other insurance policies with respect to such Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool, by foreclosure or otherwise (collectively, "Liquidation Proceeds"), during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any);

                                       (iii) all partial or full prepayments
                                   received on such Mortgage Loans during the calendar month preceding the month of such Distribution Date; and

                                       (iv) amounts received with respect to
                                   such Distribution Date as a substitution adjustment amount or purchase price in respect of any deleted Mortgage Loan in the Mortgage Pool or any loan group in the Mortgage Pool or amounts received in connection with the optional termination of the Trust or a portion of the Trust as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement.

--------------------------------------------------------------------------------


                                                                              18


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Principal Balance:            The "Pool Principal Balance" for the Mortgage
                                   Pool or a loan group in the Mortgage Pool with respect to any Distribution Date equals the aggregate Stated Principal Balances of the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool outstanding on the due date in the month preceding the month of such Distribution Date.

Pool Principal Balance (Non-PO
Portion):                          The "Pool Principal Balance (Non-PO Portion)"
                                   for the Mortgage Pool or a loan group in the Mortgage Pool and any Distribution Date equals the sum of the product, for each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool, of the Non-PO
                                   Percentage of such Mortgage Loan multiplied by its Stated Principal Balance on the due date in the month preceding the month of such Distribution Date.

Prepayment Interest Shortfall:     A "Prepayment Interest Shortfall" on a
                                   Mortgage Loan is equal to the difference between (x) 30 days' interest at the mortgage interest rate (less the servicing fee rate) on the amount of the prepayment on such Mortgage Loan minus (y) the amount of interest actually paid by the related mortgagor on the amount of such prepayment during the preceding month.

Realized Loss:                     In general, a "Realized Loss" means, (a) with
                                   respect to a Mortgage Loan that has been liquidated, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of proceeds from the liquidation applied to the principal balance of the related Mortgage Loan and (b) a losses due to the bankruptcy of the mortgagor.

Relief Act Reduction:              A "Relief Act Reduction" is a reduction in
                                   the amount of monthly interest payment on a Mortgage Loan pursuant to the Servicemembers
                                   Civil Relief Act or similar state
                                   legislation.

REO Property:                      An "REO Property" is a Mortgaged Property
                                   that has been acquired by the Trust through foreclosure or grant of a deed in lieu of foreclosure.


                                                                              19


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Percentage:                 The Senior Percentage for the Mortgage Pool
                                   or loan group in the Mortgage Pool will equal
                                   (i) the aggregate Class Balance of the
                                   related Senior Non-PO Certificates
                                   immediately prior to such date, divided by
                                   (ii) the Pool Principal Balance (Non-PO
                                   Portion) for the Mortgage Pool or loan group in the Mortgage Pool for such date.

Senior Prepayment Percentage:      For the following Distribution Dates, will be
                                   as follows:


                                           Distribution Date                     Senior Prepayment Percentage
                                           -----------------                     ----------------------------
                                    May 2006 through                100%;
                                    April 2011
                                    May 2011 through                the applicable Senior Percentage plus, 70% of the
                                    April 2012                      applicable Subordinate Percentage;
                                    May 2012 through                the applicable Senior Percentage plus, 60% of the
                                    April 2013                      applicable Subordinate Percentage;
                                    May 2013 through                the applicable Senior Percentage plus, 40% of the
                                    April 2014                      applicable Subordinate Percentage;
                                    May 2014 through                the applicable Senior Percentage plus, 20% of the
                                    April 2015                      applicable Subordinate Percentage;
                                    May 2015 and thereafter         the applicable Senior Percentage;

                                   provided, however, that (A) if on any
                                   Distribution Date the percentage equal to (x) the aggregate Class Balances of the Senior Non-PO Certificates of multiple groups with one set of Subordinate Certificates (such groups, "Crossed Groups") divided by (y) the sum of the Pool Principal Balances (Non-PO Portion) for the loan groups relating to the Crossed Groups (such loan groups, the "Crossed Loan Groups" and such percentage, the "Crossed Group Total Senior Percentage") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentages for the Crossed Loan Groups for such Distribution Date will equal 100% and (B) in the case of one group of Senior Non-PO Certificates with its own set of Subordinate Certificates or if the Mortgage Pool is not divided into loan groups, if on any Distribution Date the Senior Percentage for the Mortgage Pool or the related loan group of the Mortgage Pool (the Mortgage Loans in the Mortgage Pool or such loan group, "Non-Crossed Mortgage Loans") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentage(s) for the Mortgage Pool or such loan group for such Distribution Date will equal 100%.

--------------------------------------------------------------------------------


                                                                              20


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage
(Continued):                       No decrease in the Senior Prepayment
                                   Percentages for the Crossed Loan Groups will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Crossed
                                   Loan Group Mortgage Loans, and no decrease in the Senior Prepayment Percentage for the Non-Crossed Mortgage Loans will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Non-Crossed Mortgage Loans:
                                   (i) the outstanding principal balance of all Mortgage Loans in the Crossed Loan Groups or all Non-Crossed Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property in such loan group or loan groups and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent
                                   60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Balance of the related
                                   Subordinate Certificates, is equal to or greater than 50%, or (ii) cumulative Realized
                                   Losses with respect to the Mortgage Loans in the Crossed Loan Groups or all Non-Crossed
                                   Mortgage Loans exceed the percentages of the aggregate balance of the related Subordinate
                                   Certificates as of the Closing Date (with respect to the related Subordinate
                                   Certificates, the "Original Subordinate
                                   Principal Balance") indicated below:

                                                                                   % of Original Subordinate
                                   Distribution Date Occurring                          Principal Balance
                                   ---------------------------                          -----------------
                                   May 2011 through April 2012                                 30%
                                   May 2012 through April 2013                                 35%
                                   May 2013 through April 2014                                 40%
                                   May 2014 through April 2015                                 45%
                                   May 2015 and thereafter                                     50%

                                   The Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

--------------------------------------------------------------------------------


                                                                              21


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------


Senior Principal Distribution
Amount: The "Senior Principal Distribution Amount" for the Mortgage Pool or loan group in the Mortgage Pool and any Distribution Date will equal the sum of (i) the Senior Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled Principal Payments for such Distribution Date and (ii) the Senior Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Unscheduled Principal Payments for such Distribution Date subject to certain reductions due to losses.

Stated Principal Balance:          The "Stated Principal Balance" means, as to
                                   any Mortgage Loan and due date, the unpaid principal balance of such Mortgage Loan as of such due date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation
                                   Proceeds (net of unreimbursed expenses and unreimbursed Advances) allocable to principal received and to the payment of principal due on such due date and irrespective of any delinquency in payment by the related mortgagor and after giving effect to any deficient valuation by a court in connection with a bankruptcy .

Subordinate Percentage:            The Subordinate Percentage for the Mortgage
                                   Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Percentage for such date.

Subordinate Prepayment
Percentage:                        The Subordinate Prepayment Percentage for the
                                   Mortgage Pool or loan group in the Mortgage
                                   Pool for any Distribution Date will equal
                                   100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

Subordinate Principal
Distribution Amount:               The "Subordinate Principal Distribution
                                   Amount" for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution
                                   Date will equal the sum of (i) the
                                   Subordinate Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled
                                   Principal Payments for such Distribution Date and (ii) the Subordinate Prepayment
                                   Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable
                                   Non-PO Percentage of Unscheduled Principal
                                   Payments for such Distribution Date.

--------------------------------------------------------------------------------


                                                                              22


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------

Subordinate Certificates provide credit support for Senior Certificates. If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the applicable Mortgage Loans to the related Senior Non-PO Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to such Senior Non-PO Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans will accelerate the amortization of those Senior Non-PO Certificates relative to the amortization of the related Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years. The initial credit support percentage for the Senior Certificates (calculated by dividing the initial Class Balance of the related Subordinate Certificates by the related Pool Principal Balance) is expected to be 2.95% (+/- 50 basis points).


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------

Distributions will be made on each Distribution Date from the Pool Distribution Amount (if the Mortgage Pool is not divided into loan groups) or Amounts (if there are multiple loan groups, in which case the Senior Certificates and any components of a group will be paid from the related Pool Distribution Amount) in the following order of priority:

--------------------------------------------------------------------------------

         --------------------------------------------------------------
          First, to the classes of Senior Certificates and component
          (if any) entitled to payments of interest, to pay interest;
         --------------------------------------------------------------
                                        |
                                        \/
         --------------------------------------------------------------
          Second, pro rata, to the Senior Non-PO Certificates and any ratio strip component or ratio strip certificates entitled to payments of principal, to pay principal;
         --------------------------------------------------------------
                                        |
                                        \/
         --------------------------------------------------------------
              Third, to any ratio strip component or ratio strip
           certificates, to pay any Class PO Deferred Amounts, from
             amounts otherwise payable as principal to the related
                           Subordinate Certificates;
         --------------------------------------------------------------
                                        |
                                        \/
         --------------------------------------------------------------
           Fourth, subject to any cross-collateralization payments,
         sequentially, to each class of Subordinate Certificates from the related Pool Distribution Amount or Amounts to pay
            interest and principal in the order of numerical class
              designations, until each Class Balance is zero; and

         --------------------------------------------------------------
                                        |
                                        \/
         --------------------------------------------------------------
          Fifth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------


                                                                              23


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

The Sponsor and Servicer:          Bank of America, National Association ("Bank
                                   of America") will serve as the sponsor (the
                                   "Sponsor") and the servicer (the "Servicer") of the Certificates.

                                   See "The Sponsor," "The Mortgage Loan
                                   Programs," "Servicing of the Mortgage Loans" and "The Pooling Agreement" in the base prospectus for more information about the Sponsor, its securitization programs, its solicitation and underwriting criteria used to originate the Mortgage Loans and its material roles and duties in this transaction.

                                   All of the Mortgage Loans will be serviced by the Servicer in accordance with the terms of the Pooling Agreement. The Servicer may perform any of its obligations under the Pooling Agreement through one or more subservicers. Despite the existence of subservicing arrangements, the Servicer will be liable for its servicing duties and obligations under the Pooling Agreement as if the Servicer alone were servicing the Mortgage Loans. See "The Sponsor," "Servicing of the Mortgage Loans -- The Servicers," "-- Servicing Experience and Procedures of Bank of America" and "The Pooling Agreement" in the base prospectus for more information about the Servicer, the Servicer's experience, its servicing procedures and its obligations under the Pooling Agreement.

--------------------------------------------------------------------------------


                                                                              24


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Static Pool Information:           Information concerning the Sponsor's prior
                                   residential mortgage loan securitizations involving fixed-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting standards described in the base prospectus under "The
                                   Mortgage Loan Programs--Mortgage Loan
                                   Underwriting--Bank of America General
                                   Underwriting Standards" and issued by the Depositor or the Depositor's predecessor is available on the internet at http://www.bofa.com/boams. Although those securitizations involve the most comparable type of mortgage loans to the type of Mortgage Loans contained in this Mortgage
                                   Pool, the Sponsor also maintains on that website, for the information of investors, statistical data concerning the Sponsor's prior residential mortgage loan securitizations involving either adjustable-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting standards or fixed-rate first lien mortgage loans underwritten in accordance with the Sponsor's alternative underwriting standards described in the base prospectus under "--Bank of America
                                   Alternative Underwriting Standards," and, in each case, issued by the Depositor or the Depositor's predecessor.

                                         Without charge or registration,
                                   investors can view on this website the
                                   following information for each of those
                                   securitizations:

                                   o     summary initial pool information; and

                                   o     delinquency, cumulative loss, and
                                         prepayment information as of each
                                         Distribution Date for the five years
                                         preceding the date of first use of the
                                         prospectus supplement.

                                         In the event any changes or updates are
                                   made to the information available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who writes or calls the Depositor. The Depositor's address is 214 North Tryon Street, Mail Code NC1-027-22-02, Charlotte, North Carolina 28255, Its telephone number is (704) 387-8239.

                                         This static pool data may have been
                                   influenced in the past by factors beyond the Sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the Mortgage Loans.


                                                                              25


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Risk Factors

--------------------------------------------------------------------------------

                                   YOU SHOULD FULLY CONSIDER THE RISKS
                                   ASSOCIATED WITH AN INVESTMENT IN THE OFFERED
                                   CERTIFICATES. BEFORE INVESTING YOU SHOULD
                                   CAREFULLY REVIEW "RISK FACTORS"IN THE BASE
                                   PROSPECTUS TOGETHER WITH THE RISK FACTORS SET FORTH BELOW.

Subordination of any Super
Senior Support and Subordinate
Certificates Increases Risk of
Loss: Subordinate certificateholders are more likely to suffer losses as a result of losses or delinquencies on the related Mortgage Loans than are Senior certificateholders.

                                         o     The rights of each class of
                                               Subordinate Certificates to
                                               receive distributions of interest
                                               and principal are subordinated to
                                               the rights of the related Senior
                                               Certificates and each class of
                                               related Subordinate Certificates
                                               with a lower numerical
                                               designation.

                                         o     Losses that are realized on the
                                               Mortgage Loans will be allocated
                                               first to the class of related
                                               Subordinate Certificates with the
                                               highest numerical designation
                                               then to the class of related
                                               Subordinate Certificates with the
                                               next highest numerical
                                               designation and so on, in reverse
                                               numerical order of the class
                                               designation, until the
                                               outstanding Class Balances of
                                               such classes have been reduced to
                                               zero.

                                   Any Super Senior Support certificateholders should consider the risk that after the related Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the applicable Mortgage Loans that are allocated to a class of Super Senior Certificates will be borne by the related class of Super Senior Support Certificates, rather than such class of Super Senior Certificates.


The Rate of Principal Payments
on the Mortgage Loans Will
Affect the Yield on the Offered
Certificates:                      Because principal payments on the Mortgage
                                   Loans will be distributed currently on the related Senior Certificates and the related
                                   Subordinate Certificates, the rate of
                                   distributions of principal and the yield to maturity on your Certificates will be directly related to (i) the rate and timing of payments of principal on the applicable
                                   Mortgage Loans and (ii) the amount and timing of defaults by borrowers that result in losses on the applicable Mortgage Loans.
                                   Borrowers are permitted to prepay their
                                   Mortgage Loans, in whole or in part, at any time. The principal payments on the Mortgage
                                   Loans may be in the form of scheduled
                                   principal payments or principal prepayments
                                   (for this purpose, the term "principal
                                   prepayment" includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.


--------------------------------------------------------------------------------


                                                                              26


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Rate of Principal Payments on
the Mortgage Loans Will Affect
the Yield on the Offered
Certificates (Continued):          The rate of principal payments on the
                                   Mortgage Loans will be affected by the
                                   following:

                                         o      the amortization schedules of
                                                the Mortgage Loans;

                                         o      the rate of partial prepayments
                                                and full prepayments by
                                                borrowers due to refinancing,
                                                job transfer, changes in
                                                property values or other
                                                factors;

                                         o      liquidations of the properties
                                                that secure defaulted Mortgage
                                                Loans;

                                         o      repurchases of Mortgage Loans by
                                                the Depositor as a result of
                                                defective documentation or
                                                breaches of representations or
                                                warranties;

                                         o      the exercise of due-on-sale
                                                clauses by the Servicer in
                                                connection with transfers of
                                                mortgaged properties;

                                         o      the optional repurchase of all
                                                the Mortgage Loans by the
                                                Depositor to effect a
                                                termination of the Trust or
                                                certain of the Mortgage Loans in
                                                the Trust when the aggregate
                                                Stated Principal Balance of the
                                                related Mortgage Loans is less
                                                than 10% of the aggregate unpaid
                                                principal balance of such
                                                Mortgage Loans as of the cut-off
                                                date; and

                                         o      general and targeted
                                                solicitations for refinancing by
                                                mortgage originators (including
                                                the Sponsor).

                                   The rate of principal payments on the
                                   Mortgage Loans will depend greatly on the level of mortgage interest rates:

                                         o      If prevailing interest rates for
                                                similar mortgage loans fall
                                                below the interest rates on the
                                                Mortgage Loans in the Trust, the
                                                rate of prepayment is likely to
                                                increase.

                                         o      Conversely, if prevailing
                                                interest rates for similar
                                                mortgage loans rise above the
                                                interest rates on the Mortgage
                                                Loans in the Trust, the rate of
                                                prepayment is likely to
                                                decrease.


                                                                              27


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Rate of Principal Payments on
the Mortgage Loans Will Affect
the Yield on the Offered
Certificates (Continued):          If you are purchasing any Offered
                                   Certificates at a discount, and specifically if you are purchasing principal only certificates, you should consider the risk that if principal payments on the applicable
                                   Mortgage Loans, or in the case of any ratio strip certificates, some or all of the Discount Mortgage Loans, occur at a rate slower than you expected, your yield will be lower than you expected. If you are purchasing any Offered Certificates at a premium, and specifically if you are purchasing interest only certificates, you should consider the risk that if principal payments on the applicable mortgage loans or, in the case of interest only certificates whose notional amount is based on some or all of the Premium Mortgage Loans, such Premium
                                   Mortgage Loans, occur at a rate faster than you expected, your yield may be lower than you expected. You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing any Offered Certificates. The applicable Senior
                                   Prepayment Percentage of the applicable
                                   Non-PO Percentage of all principal
                                   prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of related Senior Non-PO Certificates then entitled to receive principal prepayment distributions. This may result in all (or a disproportionate percentage) of those principal prepayments being distributed to such Senior Non-PO Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of the related Subordinate
                                   Certificates during the periods of time
                                   described in the applicable definition of "Senior Prepayment Percentage."

                                   The timing of changes in the rate of
                                   prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the related Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

Any Yield Maintenance Agreement
is Subject to Counterparty Risk:   The Trustee on behalf of the Trust may enter
                                   into one or more Yield Maintenance Agreements with one or more counterparties, for the benefit of certain Classes of Certificates.
                                   Each Yield Maintenance Agreement will require the applicable counterparty to make certain payments in certain circumstances. To the extent that payments on such Certificates depend in part on payments to be received by the Trustee under the related Yield
                                   Maintenance Agreement, the ability of the Trustee to make such payments on such Certificates will be subject to the credit risk of the applicable counterparty.

--------------------------------------------------------------------------------


                                                                              28


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Delinquencies and Losses on the
Mortgage Loans Will Adversely
Affect Your Yield:                 Delinquencies on the mortgage loans which are
                                   not advanced by or on behalf of the Servicer
                                   (because the Servicer has determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the related Senior Certificates and the related Subordinate Certificates. The
                                   Servicer will determine that a proposed
                                   advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage
                                   Loan. Because of the priority of
                                   distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the related
                                   Subordinate Certificates (in reverse
                                   numerical order), and then by the related
                                   Senior Certificates.

                                   Net interest shortfalls will adversely affect the yields on the Offered Certificates. In addition, losses generally will be borne by the related Subordinate Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the related Mortgage Loans.

Credit Scores May Not Accurately
Predict the Likelihood of Default: The Sponsor generally uses Credit Scores as part of its underwriting process. The
                                   attached collateral summary shows credit scores for the mortgagors obtained at the time of origination of their mortgage loans. A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. Neither the Depositor nor the Sponsor makes any representations any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Geographic Concentration May
Increase Risk of Loss Due to
Adverse Economic Conditions or
Natural Disasters:                 At various times, certain geographic regions
                                   will experience weaker economic conditions and housing markets and, consequently, will experience higher rates of delinquency and loss on mortgage loans generally. In addition, certain states have experienced natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations. See the tables entitled "Geographic Distribution of
                                   Mortgaged Properties of the Mortgage Loans" in the attached collateral summary for a listing of the locations and concentrations of the mortgaged properties.

--------------------------------------------------------------------------------


                                                                              29


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Geographic Concentration May
Increase Risk of Loss Due to
Adverse Economic Conditions or
Natural Disasters (Continued):     Any deterioration in housing prices in a
                                   state or region due to adverse economic
                                   conditions, natural disaster or other
                                   factors, and any deterioration of economic conditions in a state or region that adversely affects the ability of borrowers to make payments on the mortgage loans, may result in losses on the Mortgage Loans. Any losses may adversely affect the yield to maturity of the related Offered Certificates.

Residential Real Estate Values
May Fluctuate and Adversely
Affect Your Investment:            There can be no assurance that values of the
                                   mortgaged properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans.
                                   The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the table in the accompanying collateral annex might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the Mortgage Loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the Sponsor's prior securitizations involving the Depositor.

                                   In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

--------------------------------------------------------------------------------


                                                                              30


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Risk Factors
--------------------------------------------------------------------------------


United States Military Operations
May Increase Risk of Relief Act
Shortfalls:                        As a result of military operations in
                                   Afghanistan and Iraq, the United States has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief
                                   Act, and any comparable state law, will
                                   apply. This may result in interest shortfalls on the Mortgage Loans in the trust, which will be borne by all classes of interest bearing Certificates and components. Neither the Sponsor nor the Depositor has taken any action to determine whether any of the Mortgage Loans would be affected by these interest rate limitations.

The Certificates May Not Receive
Amounts Expected from any Yield
Maintenance Agreements:            The yield maintenance agreement payment for
                                   any Distribution Date will be based on the lesser of (x) the Class Balance(s) of the related Class or Classes or (y) the related notional amount, which will decrease for each Distribution Date during the life of the applicable yield maintenance agreement. The notional amounts are generally derived by using an assumed prepayment rate for the applicable mortgage loans. The actual rate of prepayment on the applicable mortgage loans is likely to differ from the rate assumed. If prepayments on these mortgage loans occur at a rate slower than the rate used in determining the notional amounts, the Class
                                   Balance(s) of the related Class or Classes will be greater than the related notional amount for a Distribution Date and a holder of the related Certificates will receive less than if the counterparty were required to make payments based on the Class Balance(s) of the related Class or Classes.


                                                                              31


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

There is a Risk that Interest
Payments on the Mortgage Loans
May Be Insufficient to Pay
Interest on Your Certificates:     When a Mortgage Loan is prepaid in full, the
                                   mortgagor is charged interest only up to the date on which payment is made, rather than for an entire month. When a mortgagor makes a partial principal prepayment on a Mortgage
                                   Loan, the mortgagor is not charged interest on the prepayment for the month in which the principal prepayment was received. This may result in a shortfall in interest collections available for payment on the next
                                   Distribution Date. The Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments in full and partial prepayments on the Mortgage Loans, but in each case only up to the amount of Compensating Interest related to such Mortgage Loans for such Distribution Date. To the extent these shortfalls are not covered by the amount of related Compensating Interest, they will be allocated pro rata to the related classes of interest-bearing Certificates and any related components.

Certificates May Not Be
Appropriate for Individual
Investors:                         If you are an individual investor who does
                                   not have sufficient resources or expertise to evaluate the particular characteristics of a class of Offered Certificates, the Offered
                                   Certificates may not be an appropriate
                                   investment for you. This may be the case because, among other things:

                                         o      if you purchase your
                                                Certificates at a price other
                                                than par, your yield to maturity
                                                will be sensitive to the
                                                uncertain rate and timing of
                                                principal prepayments on the
                                                applicable Mortgage Loans;

                                         o      the rate of principal
                                                distributions on, and the
                                                weighted average lives of, the
                                                Offered Certificates will be
                                                sensitive to the uncertain rate
                                                and timing of principal
                                                prepayments on the applicable
                                                Mortgage Loans and the priority
                                                of principal distributions among
                                                the classes of Certificates, and
                                                as such, the Offered
                                                Certificates and, in particular,
                                                any class of special retail
                                                certificates, may be
                                                inappropriate investments for
                                                you if you require a
                                                distribution of a particular
                                                amount of principal on a
                                                specific date or an otherwise
                                                predictable stream of
                                                distributions;

                                         o      you may not be able to reinvest
                                                amounts distributed in respect
                                                of principal on your
                                                Certificates (which
                                                distributions, in general, are
                                                expected to be greater during
                                                periods of relatively low
                                                interest rates) at a rate at
                                                least as high as the applicable
                                                pass-through rate or your
                                                expected yield;

                                         o      a secondary market for the
                                                Offered Certificates may not
                                                develop or provide you with
                                                liquidity of investment; and

                                         o      you must pay tax on any interest
                                                or original issue discount in
                                                the year it accrues, even if the
                                                cash is paid to you in a
                                                different year.

--------------------------------------------------------------------------------


                                                                              32


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Limited Source of Payments -- No
Recourse to Depositor, Seller,
Servicer or Trustee:               Proceeds of the Mortgage Loans (and any
                                   insurance policy with respect to a class of insured special retail certificates) will be the sole source of payments on the Certificates. The Certificates do not represent an interest in or obligation of the Depositor, the Servicer, the Sponsor, the Trustee or any of their affiliates. There are, however, limited obligations of the Depositor with respect to certain breaches of representations and warranties, and limited obligations of the Servicer with respect to its servicing obligations.

                                   Neither the Certificates nor the Mortgage
                                   Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates. Consequently, if payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates.

Limited Liquidity:                 The Underwriter intends to make a market for
                                   purchase and sale of the Offered Certificates after their initial issuance, but the Underwriter has no obligation to do so. There is no assurance that such a secondary market will develop or, if it does develop, that it will provide you with liquidity of investment or that it will continue for the life of the Offered Certificates. As a result, you may not be able to sell your Certificates or you may not be able to sell your Certificates at a high enough price to produce your desired return on investment.

                                   The secondary market for mortgage-backed securities has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means that there may not be any purchasers for your class of Certificates. Although any class of Certificates may experience illiquidity, it is more likely that classes of Certificates that are more sensitive to prepayment, credit or interest rate risk (such as the Interest Only, Super Senior Support, Companion, Inverse Floating Rate, Principal Only, or Subordinated Certificates) will experience illiquidity.


--------------------------------------------------------------------------------


                                                                              33


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

There Are Risks Relating to
Mortgaged Properties Subject to
Second Lien Mortgage Loans:        At the time of origination of certain of the
                                   Mortgage Loans, a lender other than the
                                   Sponsor may have originated a second lien mortgage loan. Mortgage Loans that have second lien mortgage loans encumbering the same mortgaged property may have higher rates of delinquency and foreclosure relative to mortgage loans that do not have second lien mortgage loans behind them. This may be due to changes in the mortgagor's debt-to-income profile, the fact that mortgagors may then have less equity in the mortgaged property or other factors. You should also note that any mortgagor could obtain a second lien mortgage loan at any time subsequent to the date of origination of their first lien mortgage loan from any lender.

Subordinate Certificates May
Provide Subordination for All
Groups The Subordinate Certificates may provide credit support for more than one Groups of Senior Certificates and thus the outstanding Class Balances of such Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of principal losses on the Mortgage Loans in one Loan Group. Therefore, these losses on the Mortgage Loans in one Loan Group will reduce the subordination provided by the Subordinate Certificates to the other Groups of Senior Certificates and increase the likelihood that losses may be allocated to the other Groups of Senior Certificates.

                                   Under certain circumstances due to a
                                   cross-collateralization mechanism, principal otherwise payable to these Subordinate Certificates will be paid to certain Senior Certificates.

High Rates of LIBOR or Another
Index May Result in a Lower or
Negative Yield on any Inverse
Floating Rate Interest Only
Certificates                       If you are purchasing any inverse floating
                                   rate interest only certificates, in addition to the risk that a rapid rate of prepayments on the related Mortgage Loans may result in a lower actual yield than you expected or a negative yield, you should also consider the risk that high rates of LIBOR or high rates of another applicable index for your certificates may result in the failure to recover your initial investment.

--------------------------------------------------------------------------------


                                                                              34


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                      Categories of Classes of Certificates

      The Certificates of any series may be comprised of one or more classes. The classes, in general, fall into different categories. The chart in the base prospectus under the heading "Description of the Certificates--Categories of Classes of Certificates" identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the classes which comprise that series by reference to those categories or another category specified in the prospectus supplement.


                                                                              35


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------

                        Banc of America Securities
                                                  [LOGO](TM)


      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-1


Banc of America Mortgage 2006-1 Trust
Issuing Entity


Banc of America Mortgage Securities, Inc.
Depositor


Bank of America, National Association
Sponsor and Servicer



April 10, 2006







--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The information contained in this free writing prospectus should be read in conjunction with the information contained in the Depositor's most recent base prospectus and the information provided by Banc of America Securities LLC (the "Underwriter"). The Depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus dated March 27, 2006 attached to the prospectus supplement dated March 27, 2006 relating to the Banc of America Alternative Loan Trust 2006-3 Mortgage Pass-Through Certificates, Series 2006-3 filed with the SEC under Rule 424(b)(5) of the Securities Act (SEC File No. 333-132249-01). You should carefully read this free writing prospectus and the base prospectus, as well as the information provided by the Underwriter, before you make any investment decision. Capitalized terms that are used but not defined in this free writing prospectus have the meaning given to those terms in the base prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


           Selected 30 Year Mortgage Loan Data as of April 1, 2006(1)

--------------------------------------------------------------------------------------------------------------------

                                                             Range or Total                 Weighted Average
--------------------------------------------------------------------------------------------------------------------
Number of  30 Year Mortgage Loans                                 478
--------------------------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                          $302,450,083.05
--------------------------------------------------------------------------------------------------------------------
Unpaid Principal Balance                              $242,302.36 to $2,997,084.18           $632,740.76(2)
--------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate                                      5.625% to 7.500%                     6.320%
--------------------------------------------------------------------------------------------------------------------
Servicing Fee Rate                                              0.2500%
--------------------------------------------------------------------------------------------------------------------
Trustee Fee Rate                                                0.0065%
Administrative Fee Rate                                         0.2565%
--------------------------------------------------------------------------------------------------------------------
Remaining Terms to Stated Maturity                          238 to 360 months                   358 months
--------------------------------------------------------------------------------------------------------------------
Original Term                                               240 to 360 months                   359 months
--------------------------------------------------------------------------------------------------------------------
Number of Months Since Origination                           1 to 47 months                     3 months
--------------------------------------------------------------------------------------------------------------------
Original Loan-to-Value Ratio                                26.35% to 90.00%                     70.95%
--------------------------------------------------------------------------------------------------------------------
Credit Scores                                                  621 to 815                          747
--------------------------------------------------------------------------------------------------------------------
Latest Maturity Date                                           2036-04-01
--------------------------------------------------------------------------------------------------------------------
Number of Buy-Down Loans                                            0
Aggregate Unpaid Principal Balance of Buy-Down
   Loans                                                           N/A
Unpaid Principal Balance of Buy-Down Loans                          N/A                              N/A
Number of BPP Mortgage Loans                                        45
Aggregate Unpaid Principal Balance of BPP Mortgage
   Loans                                                      $23,498,021.64
Unpaid Principal Balance of BPP Mortgage Loans          $418,112.38 to $733,800.00               $522,178.26
Number of Mortgage Loans underwritten using
   "Alternative A" underwriting standards                           0
Aggregate Unpaid Principal Balance of Mortgage
   Loans underwritten using "Alternative A"
   underwriting standards                                          N/A
Unpaid Principal Balance of Mortgage Loans
   underwritten using "Alternative A" underwriting
   standards                                                       N/A                               N/A
Number of Mortgage Loans secured by leases on real
   property                                                         1
Aggregate Unpaid Principal Balance of Mortgage
   Loans secured by leases on real property                      $496,000
Unpaid Principal Balance of Mortgage Loans secured
   by leases on real property                                    $496,000                         $496,000
--------------------------------------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties in
  Excess of 5.00% of the Aggregate Unpaid Principal Balance
--------------------------------------------------------------------------------------------------------------------
       California.............................                   41.63%
--------------------------------------------------------------------------------------------------------------------
       Florida................................                   12.54%
--------------------------------------------------------------------------------------------------------------------
Maximum Single Five-Digit Zip Code Concentration                 1.12%
--------------------------------------------------------------------------------------------------------------------

-------------
      (1)   Approximate (+/-5%).
      (2)   Average Balance



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                                         Occupancy of Mortgaged Properties(1)(2)

-----------------------------------------------------------------------------------------------------------------------

                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year     Principal Balance as of   Date Pool Principal
Occupancy(2)                                      Mortgage Loans            Cut-off Date               Balance
-----------------------------------------------------------------------------------------------------------------------
Primary Residence                                                 433          $272,108,839.49                  89.97%
Second Home                                                        45            30,341,243.56                   10.03
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) Based solely on representations of the mortgagor at the time of origination of the related 30 Year Mortgage Loan.
(2)   Approximate (+/-5%).


                                                     Property Type(1)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Property Type (1)                                 Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
Single Family Residence                                           331          $213,985,925.81                  70.75%
PUD-Detached                                                       90            55,510,892.50                   18.35
Condominium - Low                                                  27            15,213,325.63                    5.03
PUD-Attached                                                       11             6,015,391.64                    1.99
Condominium - High                                                 10             5,966,010.48                    1.97
2-Family                                                            7             4,205,466.85                    1.39
3-Family                                                            1             1,079,070.14                    0.36
Townhouse                                                           1               474,000.00                    0.16
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

 (1) Approximate (+/-5%).


                                                Mortgage Loan Purposes(3)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Purpose (3)                                       Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
Purchase                                                          323          $195,027,589.28                  64.48%
Refinance-Cashout(1)                                               79            50,778,139.30                   16.79
Refinance-Rate/Term(2)                                             76            56,644,354.47                   18.73
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) "Refinance--Cashout" means a mortgage loan originated in connection with a refinancing that has a principal balance in excess of the principal balance on the old loan plus settlement costs where cash is distributed to the mortgagor.

(2) "Refinance--Rate/Term" means a mortgage loan originated in connection with a refinancing to reduce the mortgage interest rate or reduce or increase the term.

(3)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                                                  Documentation Type(1)

----------------------------------------------------------------------------------------------------------------------

                                                                          Aggregate Stated      % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Documentation Type (1)                            Mortgage Loans          of Cut-off Date              Balance
----------------------------------------------------------------------------------------------------------------------
Accelerated - Paper Saver/Threshold                               173          $99,123,557.74                   32.77%
Standard                                                          126           85,058,328.78                    28.12
Accelerated - Rapid                                                79           56,829,977.44                    18.79
Accelerated - Stated Income/Stated Asset                           80           51,005,338.53                    16.86
Desktop Underwriter/Loan Prospector                                13            6,895,040.99                     2.28
Accelerated - All Ready Home                                        7            3,537,839.57                     1.17
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478         $302,450,083.05                  100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                               Geographical Distribution of the Mortgaged Properties(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Geographical Area (2)                             Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
Arizona                                                            11            $5,703,639.97                   1.89%
California                                                        197           125,918,511.82                   41.63
Colorado                                                            6             3,991,242.79                    1.32
Connecticut                                                         3             1,762,626.87                    0.58
District of Columbia                                                6             2,809,407.77                    0.93
Florida                                                            61            37,922,353.05                   12.54
Georgia                                                             8             4,669,797.10                    1.54
Hawaii                                                              1             1,870,847.93                    0.62
Idaho                                                               2               999,948.83                    0.33
Illinois                                                           16            10,383,503.71                    3.43
Indiana                                                             1               491,843.53                    0.16
Maine                                                               1               499,502.24                    0.17
Maryland                                                           14             7,527,135.30                    2.49
Massachusetts                                                      14             8,171,517.91                     2.7
Michigan                                                            3             1,803,954.54                     0.6
Minnesota                                                           2             1,106,562.18                    0.37
Nevada                                                              6             4,483,062.29                    1.48
New Jersey                                                          9             4,995,122.34                    1.65
New York                                                           20            14,371,572.52                    4.75
North Carolina                                                     19            11,564,051.06                    3.82
Oregon                                                              4             2,157,119.25                    0.71
Pennsylvania                                                        6             4,685,614.56                    1.55
South Carolina                                                      8             5,417,696.10                    1.79
Tennessee                                                           5             3,314,287.59                     1.1
Texas                                                              20            13,534,045.54                    4.47
Utah                                                                2             2,083,681.75                    0.69
Vermont                                                             1               593,997.38                     0.2
Virginia                                                           24            14,648,773.61                    4.84
Washington                                                          8             4,968,663.52                    1.64
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) As of the Cut-off Date, no more than approximately 1.12% of the 30 Year Mortgage Loans are expected to be secured by Mortgaged Properties located in any one five-digit postal zip code.

(2)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                                      Current Mortgage Loan Principal Balances(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Current Mortgage Loan Principal Balances(2)       Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                                             1              $242,302.36                   0.08%
400,000.01 - 450,000.00                                            63            27,470,717.64                    9.08
450,000.01 - 500,000.00                                            91            43,785,804.24                   14.48
500,000.01 - 550,000.00                                            87            45,747,940.03                   15.13
550,000.01 - 600,000.00                                            73            42,223,487.54                   13.96
600,000.01 - 650,000.00                                            40            25,130,914.60                    8.31
650,000.01 - 700,000.00                                            22            14,872,419.74                    4.92
700,000.01 - 750,000.00                                            21            15,270,250.72                    5.05
750,000.01 - 800,000.00                                            11             8,570,784.91                    2.83
800,000.01 - 850,000.00                                             4             3,282,981.33                    1.09
850,000.01 - 900,000.00                                             7             6,122,196.21                    2.02
900,000.01 - 950,000.00                                             5             4,618,357.92                    1.53
950,000.01 - 1,000,000.00                                          17            16,821,592.55                    5.56
1,000,000.01 - 1,500,000.00                                        30            35,868,694.36                   11.86
1,500,000.01 - 2,000,000.00                                         4             6,999,970.82                    2.31
2,000,000.01 - 2,500,000.00                                         1             2,424,583.90                     0.8
2,500,000.01 - 3,000,000.00                                         1             2,997,084.18                    0.99
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) As of the Cut-off Date, the average outstanding principal balance of the 30 Year Mortgage Loans is expected to be approximately $632,741.

(2)   Approximate (+/-5%).


                                           Original Debt-to-Income Ratios(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Original Debt-to-Income Ratios(2)                 Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                                                        8            $4,725,635.81                   1.56%
10.01 - 20.00                                                      24            14,879,367.43                    4.92
20.01 - 30.00                                                      73            47,087,028.42                   15.57
30.01 - 40.00                                                     149            95,587,497.42                    31.6
40.01 - 50.00                                                     156           102,695,071.79                   33.95
50.01 - 60.00                                                      51            27,674,746.59                    9.15
60.01 - 70.00                                                      14             8,284,796.45                    2.74
70.01 - 80.00                                                       3             1,515,939.14                     0.5
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio at origination of the 30 Year Mortgage Loans is expected to be approximately 38.48%.

(2)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                                           Original Loan-to-Value Ratios(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Original Loan-to-Value Ratios (2)                 Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                                       4            $3,054,983.25                   1.01%
30.01 - 35.00                                                       1               632,875.13                    0.21
35.01 - 40.00                                                       9             4,956,696.69                    1.64
40.01 - 45.00                                                      10             6,131,983.00                    2.03
45.01 - 50.00                                                      14            12,820,392.82                    4.24
50.01 - 55.00                                                      19            11,160,627.70                    3.69
55.01 - 60.00                                                      17            12,888,038.81                    4.26
60.01 - 65.00                                                      41            30,108,814.70                    9.95
65.01 - 70.00                                                      45            32,774,161.68                   10.84
70.01 - 75.00                                                      49            34,360,679.78                   11.36
75.01 - 80.00                                                     257           147,392,192.54                   48.73
80.01 - 85.00                                                       1               452,200.00                    0.15
85.01 - 90.00                                                      11             5,716,436.95                    1.89
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the 30 Year Mortgage Loans is expected to be approximately 70.95%.

(2)   Approximate (+/-5%).

                                              Mortgage Interest Rates(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Mortgage Interest Rates (2)                       Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                                                      14            $7,674,011.48                   2.54%
5.751 - 6.000                                                      87            60,289,281.91                   19.93
6.001 - 6.250                                                     143            87,900,203.79                   29.06
6.251 - 6.500                                                     156            93,397,180.08                   30.88
6.501 - 6.750                                                      53            32,994,131.31                   10.91
6.751 - 7.000                                                      12             9,433,475.80                    3.12
7.001 - 7.250                                                       8             6,383,942.25                    2.11
7.251 - 7.500                                                       5             4,377,856.43                    1.45
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) As of the Cut-off Date, the weighted average mortgage interest rate of the 30 Year Mortgage Loans is expected to be approximately 6.320% per annum.

(2)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                                         Number of Months Since Origination(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Months Since Origination (2)                      Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
1 - 2                                                             330          $213,367,896.74                  70.55%
3 - 4                                                             103            61,731,178.06                   20.41
5 - 6                                                               8             4,132,921.63                    1.37
7 - 8                                                               1               502,681.16                    0.17
9 - 10                                                              1               957,049.29                    0.32
11 - 12                                                             8             3,983,251.92                    1.32
13 - 14                                                            10             6,722,045.61                    2.22
15 - 16                                                             5             2,633,543.46                    0.87
17 - 18                                                             4             2,532,888.51                    0.84
19 - 20                                                             3             2,390,317.25                    0.79
Over 21                                                             5             3,496,309.42                    1.16
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) As of the Cut-off Date, the weighted average number of months since origination of the 30 Year Mortgage Loans is expected to be approximately
      3.08 months.

(2)   Approximate (+/-5%).


                                                  Remaining Terms(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Remaining Terms (2)                               Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
221 - 240                                                           1              $621,331.91                   0.21%
281 - 300                                                           4             2,281,529.29                    0.75
341 - 360                                                         473           299,547,221.85                   99.04
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

--------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the 30 Year Mortgage Loans is expected to be approximately 358 months.

(2)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Banc of America Mortgage 2006-1 Trust
                               Mortgage Pass-Through Certificates, Series 2006-1

Banc of America Securities
                          [LOGO](TM)
--------------------------------------------------------------------------------


                                            Credit Scores of Mortgagors(1)(2)

----------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Stated       % of 30 Year Cut-off
                                                 Number of 30 Year      Principal Balance as     Date Pool Principal
Credit Scores(2)                                  Mortgage Loans           of Cut-off Date             Balance
----------------------------------------------------------------------------------------------------------------------
801 - 850                                                          23           $12,371,384.76                   4.09%
751 - 800                                                         229           148,387,788.83                   49.06
701 - 750                                                         160           103,095,005.60                   34.09
651 - 700                                                          55            31,903,932.35                   10.55
601 - 650                                                          10             5,978,020.26                    1.98
Not Scored                                                          1               713,951.25                    0.24
----------------------------------------------------------------------------------------------------------------------
Total:                                                            478          $302,450,083.05                 100.00%
----------------------------------------------------------------------------------------------------------------------

-------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

(2)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------